Exhibit 99.11

Beijing Tongmei Xtal Technology Co., Ltd.

(No. 4, East 2nd Street, Tongzhou Industrial Development Zone, Beijing)

Explanation on Revision of the
Reply to the Second Round Audit Inquiry Letter on
Application for Initial Public Offering and
STAR Market Listing of Shares by Beijing
Tongmei Xtal Technology Co., Ltd.

Sponsor (Lead Underwriter)

(No. 689, Guangdong Road, Shanghai)

To Shanghai Stock Exchange,

The Second Round Audit Inquiry Letter on Application for Initial Public Offering and STAR Market Listing of Shares by Beijing Tongmei Xtal Technology Co., Ltd. (SZKS (Audit) [2022] No. 182) (the “Inquiry Letter”) issued by you on April 26, 2022 has been received, Beijing Tongmei Xtal Technology Co., Ltd. (the “Issuer”, the “Company” or “Beijing Tongmei”), Haitong Securities Co., Ltd. (“Haitong Securities” or the “Sponsor”), King & Wood Mallesons (the “Issuer’s Attorney”), Ernst & Young Hua Ming LLP (the “Accountant” or “Reporting Accountant”) and other relevant parties have checked and verified the questions listed in the Inquiry Letter one by one, and a reply thereto was submitted to you on June 16, 2022. Some contents in such reply are revised, explanation on which is hereby made as follows for your review.

Except as otherwise specially stated, all abbreviations used herein shall have the same meanings ascribed to them in the Prospectus of Beijing Tongmei in Respect of Initial Public Offering and STAR Market Listing of Shares (For Filing Purpose).

Type	Typeface
Boldface (in bold)	Questions listed in the Inquiry Letter
SimSun (not in bold)	Reply to questions listed in the Inquiry Letter
Simkai (in bold)	Amendment and supplement to the said reply

Any difference in mantissa between the sum and the sum of sub-items herein is due to rounding.

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Reply to the Second Round Inquiry Letter - Q2. Business Restructuring

According to the reply to the inquiry, (1) the Issuer considers that it completed the asset restructuring on December 9, 2020 on the ground that the original shareholders of the restructured parties have acquired the new equities of Tongmei Limited (consideration of restructuring), but the industrial and commercial change registration of Baoding Tongmei, one of the restructured parties, was completed on January 12, 2021; (2) in May 2021, the Issuer acquired AXT-Tongmei from AXT.

The Issuer is required to explain: (1) the transaction process of the acquisition of Baoding Tongmei, and the reasons why the Company considers that it acquired the control over Baoding Tongmei on December 9, 2020; (2) the reasons why the acquisition of AXT-Tongmei was not included in the scope of restructuring and the rationality thereof; (3) recalculation and comparison of indicators such as total assets, operating income and total profit of the parties to the restructuring in 2020 after inclusion of AXT-Tongmei into the scope of restructuring; (4) details and relevant reasons of offsetting transactions among the parties to the restructuring in 2019 and 2020.

The Sponsor, the Issuer’s Attorney and the Reporting Accountant are requested to conduct verification and issue explicit opinions thereon.

[Explanation on Revision]

Regarding its reply to “Q2. Business Restructuring” of the Second Round Inquiry Letter, the Company makes amendments and supplements as follows:

“I. Explanations from the Issuer

(III) Recalculation and comparison of indicators such as total assets, operating income and total profit of the parties to the restructuring in 2020 after inclusion of AXT-Tongmei into the scope of restructuring;

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1. Calculated based on the annual indicators in 2019

(2) Relevant indicators comply with relevant provisions of the Opinions No.3 on the Application of Securities and Futures Laws

It can be seen from the above that relevant indicators such as total assets at the end of 2019 and operating income for that year did not exceed 100%; that of total profit exceeded 100% in the calculation because both parties had negative profit, similar situations of which, however, were not included in the scope of indicators calculation. See the following discussion for details.

(3) Relevant cases in the market

...

To sum up, in 2019, both the Issuer and the restructured party (after deducting the related transactions with Tongmei Limited) had a negative total profit, and the restructured party had a greater loss than Tongmei Limited. This restructuring led to no increase in the total profit of Tongmei Limited in 2019, and Tongmei Limited involved no fraudulent profits. Meanwhile, up to now, the Issuer has been operated for a full accounting year since completion of the restructuring.

...

II. Intermediaries’ verification

(I) Verification procedures

The Sponsor, the Issuer’s Attorney and the Reporting Accountant mainly implemented the following verification procedures:

1. Checking resolutions of general meetings and the board meetings, articles of association, Equity Transfer Agreement, Capital Increase Agreement, industrial and commercial registration materials and the new business license after change, among other documents and materials involved in the asset restructuring, the latest articles of association of Baoding Tongmei after the asset restructuring, and the Company’s explanation and confirmation, reviewing relevant provisions of the guidance on application of the Accounting Standards for Business Enterprises No. 20 - Business Combination, and verifying the transaction process of Tongmei Limited’s acquisition

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of Baoding Tongmei;

2. Reviewing the latest business license obtained by Tongmei Limited after the asset restructuring, the Confirmation Letter on the Asset Restructuring issued by the Issuer, Baoding Tongmei and AXT, interviewing persons of Baoding Tongmei handling the industrial and commercial change registration and officers of the competent industrial and commercial authorities, interviewing MORRIS SHEN-SHIH YOUNG, Chairman of Baoding Tongmei, and LIU Wensen, General Manager of Baoding Tongmei, and verifying the reasons why the Company considers that it acquired control over Baoding Tongmei on December 29, 2020;

3. Checking financial statements of the restructuring party (Tongmei Limited) and the restructured party (acquired entities) within the reporting period offered by the Issuer, calculating the proportions of the total assets of the restructured party at the end of accounting year immediately preceding restructuring or the operating income or total profits in the preceding accounting year to corresponding items of the Issuer prior to restructuring, and checking compliance with relevant laws and statutes such as the Opinions on Application No. 3.

(II) Verification opinions

After verification, the Sponsor and the Issuer’s Attorney hold that:

1. As of December 29, 2020, Tongmei Limited has obtained the control over Baoding Tongmei, which is well-grounded;

2. The asset restructuring in December 2020 and the acquisition of AXT-Tongmei are two separate restructurings implemented by the Company, and the relevant indicators in relation to the acquisition of AXT-Tongmei do not affect the indicators of total assets, operating income, or total profit of the restructured party to the Issuer’s asset restructuring in December 2020 as a percentage of the Issuer’s corresponding items. The fact that the acquisition of AXT-Tongmei is not included in the scope of restructuring does not circumvent the Opinions No.3 on the Application of Securities and Futures Laws;

3. In December 2020, the Issuer completed the acquisition of Beijing Boyu, Baoding Tongmei, Chaoyang Tongmei, Nanjing Jinmei and Chaoyang Jinmei,

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since the restructuring of which, it has operated for more than a full accounting year;

4. In 2021, the Issuer completed the acquisition of AXT-Tongmei, the total assets of the restructured party as at the end of 2020, and the operating income and total profit of the restructured party for 2020 are lower than the corresponding items of the Issuer, which is not in the circumstance where an entity shall not apply for offering until it has operated for a full accounting year in accordance with the Opinions No.3 on the Application of Securities and Futures Laws.

Upon verification, the Reporting Accountant considers it is well-grounded that as of December 29, 2020, Tongmei Limited has obtained the control over Baoding Tongmei.”

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(Stamp page for Beijing Tongmei Xtal Technology Co., Ltd. to the Explanation on Revision of the Reply to the Second Round Audit Inquiry Letter on Application for Initial Public Offering and STAR Market Listing of Shares by Beijing Tongmei Xtal Technology Co., Ltd., without text)

Beijing Tongmei Xtal Technology Co., Ltd.

July 4, 2022

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(Signature and stamp page for Haitong Securities Co., Ltd. to the Explanation on Revision of the Reply to the Second Round Audit Inquiry Letter on Application for Initial Public Offering and STAR Market Listing of Shares by Beijing Tongmei Xtal Technology Co., Ltd., without text)

Sponsor’s Representative (Signature):

	ZHONG Zhuke	WU Ting

Haitong Securities Co., Ltd.

July 4, 2022

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